UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 14, 2021

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value per share	USWS	NASDAQ Capital Market
WARRANTS	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Materially Definitive Agreement.

As previously disclosed, on April 1, 2020, U.S. Well Services, Inc. (the “Company”) entered into a Registration Rights Agreement (as subsequently amended, the “Registration Rights Agreement”), by and among the Company and the holders of Registrable Securities (as defined in the Registration Rights Agreement) of the Company party thereto (the “Holders”).

In connection with the filing of the Certificate of Designations Amendment (defined below), on September 14, 2021 the Company entered into a Second Amendment to the Registration Rights Agreement (the “Registration Rights Amendment”) with the holders of a majority of the outstanding Registrable Securities. The Registration Rights Amendment provides that the Company will file an additional resale registration statement on or before November 30, 2021 in order to register the Additional Conversion Shares (defined below) not covered for resale on the Company’s registration statement on Form S-3, which was declared effective by the Securities Exchange Commission on August 28, 2020.

The foregoing description of the Registration Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Amendment, which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On September 14, 2021, the Company filed with the Secretary of State of the State of Delaware an amendment (the “Certificate of Designations Amendment”) to that certain Certificate of Designations (the “Certificate of Designations”) of the Series B Redeemable Convertible Preferred Stock (the “Series B Preferred Stock”), which provides that the Company can, subject to certain conditions, convert all, but not less than all, of the outstanding shares of the Series B Preferred Stock into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). Upon a conversion pursuant to the Certificate of Designations Amendment, each holder of Series B Preferred Stock will receive a number of shares of Class A Common Stock equal to the aggregate amount of Series B Preferred Stock dividends that such holder’s converted shares of Series B Preferred Stock would have accrued if such shares were converted as of April 1, 2022, divided by the conversion price set forth in the Certificate of Designations (the “Additional Conversion Shares”). On September 17, 2021, the Company converted all of the outstanding shares of the Series B Preferred Stock pursuant to the Certificate of Designations Amendment, resulting in the issuance of an aggregate of 89,479,972 shares of Class A Common Stock to the holders of the Series B Preferred Stock.

The foregoing description of the Certificate of Designations Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designations Amendment, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the Certificate of Designations Amendment set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	First Amendment to Certificate of Designations of the Series B Redeemable Convertible Preferred Stock, dated September 14, 2021.

4.1	Second Amendment to Amended and Restated Registration Rights Agreement, by and among the Company and the Holders party thereto, dated September 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

September 17, 2021

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